UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 19345

Date of Report (Date of earliest event reported): December 23, 2020

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Camber Energy, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2020 (the “Initial Report”), which described the acquisition of 236,470,588 shares of common stock of Viking Energy Group, Inc. (“Viking”), constituting 51% of the common stock of Viking.

The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1. This Amendment No. 1 on Form 8-K/A is being filed solely to provide the information required by Item 9.01 of Form 8-K with respect to the financial statements of an acquired business and does not amend the Initial Report in any manner other than with respect to Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited consolidated financial statements of Viking, as of and for the years ended December 31, 2019 and 2018, including the independent auditor’s report thereon and the notes related thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

Unaudited interim consolidated financial statements of Viking, as of September 30, 2020, and for the nine months ended September 30, 2020 and 2019, and the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements (combined balance sheet as of September 30, 2020, combined statement of operations for the six months ended September 30, 2020, and combined statement of operations for the year ended March 31, 2020), and the notes related thereto, are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

99.1

Audited consolidated financial statements of Viking as of and for the years ended December 31, 2019 and 2018, including the independent auditor’s Report thereon, and the notes related thereto (incorporated by reference to Viking’s Annual Report on Form 10-K (Part II, Item 8 therein) filed on March 30, 2020).

99.2

Unaudited interim consolidated financial statements of Viking as of September 30, 2020, and for the nine months ended September 30, 2020 and 2019, and the notes related thereto (incorporated by reference to Viking’s Quarterly Report on Form 10-Q (Part I, Item 1 therein) filed on November 16, 2020).

99.3	Unaudited pro forma condensed combined financial statements and the notes related thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camber Energy, Inc.

Date: October 6, 2021	By:	/s/ James Doris
	Name:	James Doris
	Title:	President & CEO

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